Exhibit 99.1

PRESS RELEASE
FOR IMMEDIATE RELEASE
November 23, 2015

BLUE DOLPHIN REPORTS IMPROVED THIRD QUARTER 2015 RESULTS

Houston, November 23, 2015 / MarketWired / -- Blue Dolphin Energy Company (“Blue Dolphin”)(OTCQX:BDCO), an independent refiner and marketer of refined petroleum products in the Eagle Ford Shale, reported net income for the third quarter of 2015 of $1.3 million, or income of $0.12 per share, compared to $0.8 million, or income of $0.08 per share, for the same quarter in 2014.  Refinery operations adjusted earnings before interest, income taxes and depreciation (“EBITDA”), a non-GAAP financial measure, totaled $3.8 million for the third quarter of 2015 compared to $2.9 million for the third quarter of 2014.  Total adjusted EBITDA totaled $4.2 million compared to $2.5 million for same comparative periods.  Refinery operating income for the third quarter of 2015 totaled $2.1 million compared to $1.5 million for the third quarter of 2014.

Net income for the first nine months of 2015 was $5.1 million, or income of $0.49 per share, compared to net income of $8.4 million, or income of $0.81 per share, for the first nine months in 2014. Refinery operations adjusted EBITDA totaled $15.5 million for the first nine months of 2015 compared to $13.8 million for the first nine months of 2014.  Total adjusted EBITDA totaled $15.2 million compared to $12.9 million for the same comparative periods.  Refinery operating income for the first nine months of 2015 totaled $10.0 million compared to $10.7 million for the first nine months of 2014.

Refinery Operations

For the third quarter of 2015, the Nixon Facility processed 1,109,411 barrels (“bbls”), or 12,752 barrels per day (“bpd”), of crude oil and condensate compared to 849,402 bbls, or 10,890 bpd, of crude oil and condensate for the third quarter of 2014.  For the same comparative periods, the Nixon Facility produced 1,084,246 bbls, or 12,463 bpd, of refined petroleum products compared to 831,771 bbls, or 10,664 bpd.  The capacity utilization rate for refinery throughput for the third quarter of 2015 was 85.0% compared to 72.6% for the third quarter of 2014.  The capacity utilization rate for refinery production for the third quarter of 2015 was 83.1% compared to 71.1% for the third quarter of 2014.  Total refinery throughput, total refinery production, and capacity utilization rates increased as a result of: (i) less downtime in the third quarter of 2015 compared to the third quarter of 2014, (ii) debottlenecking efforts in the third quarter of 2015, and (iii) completion of refurbishment of key components of the naphtha stabilizer and depropanizer units late in the third quarter of 2015, all of which contributed to an increase in average refinery throughput for the Current Quarter.

Use of Non-GAAP Financial Measures

To supplement our actual results in accordance with generally accepted accounting principles (“GAAP”) for the applicable periods, Blue Dolphin also uses the non-GAAP financial measures noted above.  These non-GAAP financial measures are reconciled to GAAP-based results below. These non-GAAP financial measures should not be considered an alternative for GAAP results. The adjustments are provided to enhance an overall understanding of Blue Dolphin’s financial performance for the applicable periods and are indicators management believes are relevant and useful. These performance measures may differ from similar calculations used by other companies within the petroleum industry, thereby limiting their usefulness as a comparative measure.

Below are the definitions of non-GAAP performance measures used by management within this press release:

-
EBITDA reflects earnings before: (i) interest income (expense), (ii) income taxes, and (iii) depreciation and amortization. Refinery operations EBITDA reflects EBITDA for our refinery operations business segment.  Total EBITDA reflects EBITDA for our refinery operations and pipeline transportation business segments, as well as corporate and other;

-
Adjusted EBITDA reflects EBITDA plus the Joint Marketing Agreement Profit Share (the “JMA Profit Share”).  The JMA Profit Share represents the GEL TEX Marketing, LLC (“GEL”) Profit Share plus the GEL Performance Fee for the period pursuant to the Joint Marketing Agreement.  Refinery operations adjusted EBITDA reflects adjusted EBITDA for our refinery operations business segment.  Total adjusted EBITDA reflects adjusted EBITDA for our refinery operations and pipeline transportation business segments, as well as corporate and other; and

-
Refinery operating income reflects refined petroleum product sales less direct operating costs (including cost of refined products sold and refinery operating expenses) and the JMA Profit Share, which is an indirect operating expense.

Forward-Looking Statements

This press release contains forward-looking statements. You can generally identify forward-looking statements by our use of forward-looking terminology such as "outlook," "anticipate," "believe," "continue," "could," "estimate," "expect," "intend," "may," "might," "plan," "potential," "predict," "seek," "should," or "will," or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond our control. For a discussion of risk factors which may affect our results, please see the risk factors and other disclosures included in our most recent Annual Report on Form 10-K, any subsequently filed Quarterly Reports on Form 10-Q, and our other Securities and Exchange Commission (“SEC”) filings. These risks may cause our actual results, performance, or achievements to differ materially from any future results, performance, or achievements expressed or implied by these forward-looking statements. Given these risks and uncertainties, you are cautioned not to place undue reliance on such forward-looking statements. The forward-looking statements included in this press release are made only as of the date hereof.  Blue Dolphin disclaims any intention or obligation to update publicly or revise its forward-looking statements, whether as a result of new information, future events or otherwise, except to the extent required by law.

About Blue Dolphin

Blue Dolphin Energy Company (OTCQX: BDCO) is an independent refiner and marketer of refined petroleum products in the Eagle Ford Shale.  Blue Dolphin’s primary business is refinery operations at the 15,000 bpd Nixon Facility, which includes the refining of crude oil and condensate into marketable finished and intermediate products, as well as petroleum storage and terminaling. Blue Dolphin also owns and operates pipeline assets and has leasehold interests in oil and gas properties. For additional information, visit Blue Dolphin's corporate website at http://www.blue-dolphin-energy.com.

Contact

Jonathan P. Carroll
Chief Executive Officer and President
713-568-4725

Blue Dolphin Energy Company & Subsidiaries

Financial and operational data presented in this press release is unaudited except as otherwise noted.  The consolidated balance sheets, consolidated statements of income and consolidated statements of cash flows should be read in conjunction with Blue Dolphin's quarterly report on Form 10-Q for the quarterly period ended September 30, 2015.

Consolidated Balance Sheets

	September 30,	December 31,
	2015	2014

CURRENT ASSETS
Cash and cash equivalents	$1,518,359	$1,293,233
Restricted cash	5,834,197	1,008,514
Accounts receivable	7,833,519	8,340,303
Prepaid expenses and other current assets	1,045,893	771,458
Deposits	420,176	68,498
Inventory	5,620,827	3,200,651
Deferred tax assets, current portion, net	2,892,459	-
Total current assets	25,165,430	14,682,657

Total property and equipment, net	46,054,365	37,371,075
Restricted cash, noncurrent	11,277,441	-
Surety bonds	1,667,000	1,642,000
Debt issue costs, net	1,296,480	479,737
Trade name	303,346	303,346
Deferred tax assets, net	387,824	5,928,342
Total long-term assets	60,986,456	45,724,500

TOTAL ASSETS	$86,151,886	$60,407,157

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
Accounts payable	$16,459,787	$12,370,179
Accounts payable, related party	-	1,174,168
Asset retirement obligations, current portion	38,644	85,846
Accrued expenses and other current liabilities	2,005,206	2,783,704
Interest payable, current portion	57,140	56,039
Long-term debt, current portion	1,631,539	1,245,476
Deferred tax liabilities, net	-	168,236
Total current liabilities	20,192,316	17,883,648

Long-term liabilities:
Asset retirement obligations, net of current portion	1,928,371	1,780,924
Deferred revenues and expenses	561,864	691,525
Long-term debt, net of current portion	28,948,021	10,808,803
Long-term interest payable, net of current portion	1,430,371	1,274,789
Total long-term liabilities	32,868,627	14,556,041

TOTAL LIABILITIES	53,060,943	32,439,689

Commitments and contingencies (Note 21)

STOCKHOLDERS' EQUITY
Common stock ($0.01 par value, 20,000,000 shares authorized;10,603,802 and
10,599,444 shares issued at September 30, 2015 and December 31, 2014, respectively)	106,038	105,995
Additional paid-in capital	36,738,737	36,718,781
Accumulated deficit	(2,953,832)	(8,057,308)
Treasury stock, 150,000 shares at cost	(800,000)	(800,000)
Total stockholders' equity	33,090,943	27,967,468

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$86,151,886	$60,407,157

Consolidated Statements of Income

	Three Months Ended September 30,		Nine Months Ended September 30,
	2015	2014	2015	2014

REVENUE FROM OPERATIONS
Refined petroleum product sales	$54,924,070	$87,846,757	$174,830,292	$310,938,981
Tank rental revenue	286,892	282,516	860,676	847,548
Pipeline operations	45,925	56,900	119,882	178,793
Total revenue from operations	55,256,887	88,186,173	175,810,850	311,965,322

COST OF OPERATIONS
Cost of refined products sold	48,415,627	82,781,856	151,604,774	289,819,720
Refinery operating expenses	2,953,528	2,496,514	8,420,650	8,092,738
Joint Marketing Agreement profit share	1,435,376	1,094,383	4,812,674	2,334,487
Pipeline operating expenses	63,099	50,100	170,582	139,542
Lease operating expenses	(1,143)	7,041	20,271	21,037
General and administrative expenses	312,365	253,437	1,058,267	1,049,981
Depletion, depreciation and amortization	414,837	393,871	1,217,005	1,175,643
Accretion expense	52,720	53,731	158,655	158,264

Total cost of operations	53,646,409	87,130,933	167,462,878	302,791,412

Income from operations	1,610,478	1,055,240	8,347,972	9,173,910

OTHER INCOME (EXPENSE)
Easement, interest and other income	724,349	1,813	856,816	253,745
Interest expense	(382,191)	(214,407)	(1,322,562)	(675,586)
Loss on disposal of property and equipment	-	(4,400)	-	(4,400)
Total other income (expense)	342,158	(216,994)	(465,746)	(426,241)

Income before income taxes	1,952,636	838,246	7,882,226	8,747,669

Income tax expense	(688,403)	(22,199)	(2,778,750)	(298,792)

Net income	$1,264,233	$816,047	$5,103,476	$8,448,877

Income per common share
Basic	$0.12	$0.08	$0.49	$0.81
Diluted	$0.12	$0.08	$0.49	$0.81

Weighted average number of common shares outstanding:
Basic	10,453,802	10,446,218	10,451,168	10,439,684
Diluted	10,453,802	10,446,218	10,451,168	10,439,684

Consolidated Statements of Cash Flows

	Nine Months Ended September 30,
	2015	2014
OPERATING ACTIVITIES
Net income	$5,103,476	$8,448,877
Adjustments to reconcile net income to net cash
provided by operating activities:
Depletion, depreciation and amortization	1,217,005	1,175,643
Unrealized loss on derivatives	362,750	26,150
Deferred taxes	2,479,823	-
Amortization of debt issue costs	517,652	25,350
Accretion expense	158,655	158,264
Common stock issued for services	19,999	75,001
Loss on disposal of assets	-	4,400
Changes in operating assets and liabilities
Accounts receivable	506,784	2,058,624
Prepaid expenses and other current assets	(274,435)	152,655
Deposits and other assets	(1,711,073)	(490,838)
Inventory	(2,420,176)	(2,879,729)
Accounts payable, accrued expenses and other liabilities	2,916,973	(5,144)
Accounts payable, related party	(1,174,168)	(1,857,964)
Net cash provided by operating activities	7,703,265	6,891,289

INVESTING ACTIVITIES
Capital expenditures	(9,900,295)	(1,145,720)
Change in restricted cash for investing activities	(13,021,438)	-
Net cash used in investing activities	(22,921,733)	(1,145,720)

FINANCING ACTIVITIES
Proceeds from issuance of debt	25,000,000	-
Payments on long-term debt	(9,474,720)	(6,103,131)
Proceeds from notes payable	3,000,000	2,000,000
Payments on notes payable	-	(216,182)
Change in restricted cash for financing activities	(3,081,686)	(678,498)
Net cash provided by (used in) financing activities	15,443,594	(4,997,811)
Net increase in cash and cash equivalents	225,126	747,758

CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD	1,293,233	434,717
CASH AND CASH EQUIVALENTS AT END OF PERIOD	$1,518,359	$1,182,475

Supplemental Information:
Non-cash operating activities
Surety bond funded by seller of pipeline interest	$-	$850,000
Non-cash investing and financing activities:
New asset retirement obligations	$-	$300,980
Financing of capital expenditures via capital lease	$-	$536,635
Interest paid	$959,665	$1,211,773
Income taxes paid	$139,500	$231,552

Reconciliation of Adjusted EBITDA and EBITDA to Net Income

	Three Months Ended September 30, 2015				Three Months Ended September 30, 2014
	Segment				Segment
	Refinery	Pipeline	Corporate &		Refinery	Pipeline	Corporate &
	Operations	Transportation	Other	Total	Operations	Transportation	Other	Total
Revenue from operations	$55,210,962	$45,925	$-	$55,256,887	$88,129,273	$56,900	$-	$88,186,173
Less: cost of operations(1)	(51,444,705)	(114,675)	(236,816)	(51,796,196)	(85,261,533)	(110,872)	(274,674)	(85,647,079)
Other non-interest income(2)	-	62,500	660,000	722,500	-	-	-	-
Adjusted EBITDA	3,766,257	(6,250)	423,184	4,183,191	2,867,740	(53,972)	(274,674)	2,539,094
Less: JMA Profit Share(3)	(1,435,376)	-	-	(1,435,376)	(1,094,383)	-	-	(1,094,383)
EBITDA	$2,330,881	$(6,250)	$423,184	$2,747,815	$1,773,357	$(53,972)	$(274,674)	$1,444,711

Depletion, depreciation and amortization				(414,837)				(393,871)
Interest expense, net				(380,342)				(212,594)

Income before income taxes				1,952,636				838,246

Income tax expense				(688,403)				(22,199)

Net income				$1,264,233				$816,047

	Nine Months Ended September 30, 2015				Nine Months Ended September 30, 2014
	Segment				Segment
	Refinery	Pipeline	Corporate &		Refinery	Pipeline	Corporate &
	Operations	Transportation	Other	Total	Operations	Transportation	Other	Total
Revenue from operations	$175,690,968	$119,882	$-	$175,810,850	$311,786,529	$178,793	$-	$311,965,322
Less: cost of operations(1)	(160,208,576)	(296,291)	(928,331)	(161,433,198)	(297,956,882)	(355,645)	(973,154)	(299,285,681)
Other non-interest income(2)	-	187,500	660,000	847,500	-	208,333	-	208,333
Adjusted EBITDA	15,482,392	11,091	(268,331)	15,225,152	13,829,647	31,481	(973,154)	12,887,974
Less: JMA Profit Share(3)	(4,812,674)	-	-	(4,812,674)	(2,334,487)	-	-	(2,334,487)
EBITDA	$10,669,718	$11,091	$(268,331)	$10,412,478	$11,495,160	$31,481	$(973,154)	$10,553,487

Depletion, depreciation and amortization				(1,217,005)				(1,175,643)
Interest expense, net				(1,313,247)				(630,175)

Income before income taxes				7,882,226				8,747,669

Income tax expense				(2,778,750)				(298,792)

Net income				$5,103,476				$8,448,877

(1)
Operation cost within the Refinery Operations and Pipeline Transportation segments includes related general, administrative, and accretion expenses.  Operation cost within Corporate and Other includes general and administrative expenses associated with corporate maintenance costs, such as accounting fees, director fees, and legal expense.

(2)
Other non-interest income reflects FLNG Land II, Inc., a Delaware corporation (“FLNG”), easement revenue and recognition of a one-time gain of $660,000 related to settlement proceeds from a nearly two decades-old case involving Jack J. Grynberg and several defendants in the oil and gas industry, including Blue Dolphin Pipe Line Company (the “Grynberg Matter”).  See “Part 1, Item 1. Financial Statements - Note (21) Commitments and Contingencies – FLNG Master Easement Agreement and Grynberg Settlement Agreement” of Blue Dolphin’s Form 10-Q for the quarterly period ended September 30, 2015 as filed with the SEC for further discussion related to FLNG and the Grynberg Matter.

(3)
The JMA Profit Share represents the GEL Profit Share plus the GEL Performance Fee for the period pursuant to the Joint Marketing Agreement.  See “Part 1, Item 1. Financial Statements - Note (21) Commitments and Contingencies” and “Part 1, Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations – Relationship with Genesis” of Blue Dolphin’s Form 10-Q for the quarterly period ended September 30, 2015 as filed with the SEC for further discussion related to the Joint Marketing Agreement.

Reconciliation of Refinery Operating Income to Refined Petroleum Product Sales,
Cost of Refined Petroleum Products Sold, Refinery Operating Expenses and JMA Profit Share

	Three Months Ended September 30,		Nine Months Ended September 30,
	2015	2014	2015	2014

Total refined petroleum product sales	$54,924,070	$87,846,757	$174,830,292	$310,938,981
Less: Cost of refined petroleum products sold	(48,415,627)	(82,781,856)	(151,604,774)	(289,819,720)
Less: Refinery operating expenses	(2,953,528)	(2,496,514)	(8,420,650)	(8,092,738)
Refinery operating income before JMA Profit Share	3,554,915	2,568,387	14,804,868	13,026,523
Less: JMA Profit Share	(1,435,376)	(1,094,383)	(4,812,674)	(2,334,487)

Refinery operating income	$2,119,539	$1,474,004	$9,992,194	$10,692,036

Total refined petroleum product sales (bbls)	1,035,275	823,399	2,958,865	2,818,270

For a reconciliation of refined petroleum product sales to total revenue from operations for our consolidated operations, refer to the consolidated statements of income contained within this press release.
Refinery Throughput and Production Data

	Three Months Ended September 30,		Nine Months Ended September 30,
	2015	2014	2015	2014
Operating Days	87	78	257	252
Downtime	5	14	16	21

Total refinery throughput
bbls	1,109,411	849,402	3,086,749	2,909,669
bpd	12,752	10,890	12,011	11,546

Total refinery production
bbls	1,084,246	831,771	3,024,579	2,855,054
bpd	12,463	10,664	11,769	11,330

Capacity utilization rate
refinery throughput	85.0%	72.6%	80.1%	77.0%
refinery production	83.1%	71.1%	78.5%	75.5%

Note:	The difference between total refinery throughput (volume processed as input) and total refinery production (volume processed as output) represents refinery fuel and energy use.